Exhibit 99.2 Q2 2023 Investor Presentation NASDAQ: FMNB

Disclosure Statement Forward-LookingStatements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, asset quality trends and profitability of Farmers National Banc Corp. (“Farmers”). Forward-looking statements are not historical facts but instead express only management’s current expectations and forecasts of future events or long-term-goals, many of which, by their nature, are inherently uncertain and outside of Farmers’ control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” Farmers’ actual results and financial condition may differ, possibly materially, from those indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements include significant changes in near-term local, regional, and U.S. economic conditions including those resulting from continued high rates of inflation, tightening monetary policy of the Board of Governors of the Federal Reserve, and possibility of a recession; Farmers’ failure to integrate Emclaire and Emlenton with Farmers in accordance with expectations; deviations from performance expectations related to Emclaire and Emlenton; continuing impacts from the length and extent of the economic impacts of the COVID-19 pandemic; and the other factors contained in Farmers’ periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022, and Quarterly Report on Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on Farmers’ website (www.farmersbankgroup.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Core Deposits” and “Tangible Common Equity ratio.” Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of Farmers’ deposit profile and capital. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of “Core Deposits” and “Tangible Common Equity ratio,” this presentation may not be comparable to other similarly titled measures as calculated by other companies. 2

About Farmers National Banc Corp. • $5.1 billion in banking assets • $3.2 billion in wealth management assets under care • $0.68 (5.1%) annualized dividend yield* • Named a Best Employer in Ohio the past 2 years** • Founded in 1887 • 162 consecutive quarters of profitability • Strong and diverse franchise currently operating • 65 banking locations throughout Ohio and Pennsylvania • Growth plan focused on combining big bank capabilities with local bank service *Stock data as of July 20, 2023 3 **Source: Best Companies Group

Local, Established & Experienced Leadership Team Kevin Helmick (51) Troy Adair (57) Tim Carney (57) Jim Gasior (62) Amber Wallace (57) Michael Matuszak (55) President & Senior Executive Vice President, Senior Executive Vice President, Senior Executive Vice President, Senior Executive Vice President, Senior Executive Vice President, Chief Executive Officer Chief Financial Officer Chief Banking Officer Corporate Development Officer Chief Retail/Marketing Officer Chief Operating Officer Timothy Shaffer (60) Mark Wenick (63) Brian Jackson (53) Michael Oberhaus (47) Mark Nicastro (52) William Shivers (62) Senior Executive Vice President, Senior Executive Vice President, Executive Vice President, Executive Vice President, Executive Vice President, Senior Vice President, Chief Chief Credit Officer Chief Wealth Management Officer Chief Information Officer Chief Risk Officer Chief Human Resources Officer Commercial Lending Officer Training Talent Acquisition Robust Succession Planning Alignment with Shareholders • Farmers Academy• Comprehensive recruitment • Annual review• Structure of STI and LTI programs program encourages sound business • In-house leadership/management • Multi-layered approach practices and appropriate levels of training program• High percentage of referrals come focused on core competencies of risk management from our employees position • Ohio Bankers League Bank • Recognition as Best Employer in − Linked to annual performance Management School • Retention of key executives Ohio in 2019, 2020, 2022 as voted appraisal and development plan by our employees* − Current executive team has been • Executive succession planning with the bank for over nine years • Key metrics of success reflected in reviewed at holding company consistent results board level 4 * Source: Best Companies Group

Farmers Strategic Vision Leveraging our History with Modern Banking Technologies to Support our Future Invest in our Franchise Drive Financial Excellence • Leverage technology• Strive for performance metrics in top quartile ranking vs. peer group • Drive efficiencies through Six Sigma operating framework• Focus on growing noninterest income • Strive to be customer centric and provide exceptional experiences • Proactive capital management • Assure Farmers is the best place to work • Maintain financial strength • Continued pursuit of organic and M&A opportunities • Prudent risk management and focus on asset quality 5

Proven Acquisition History and Strategy Long-term strategy of value-enhancing acquisitions $6,000 Emclaire Seven acquisitions in the past eight Financial years, including recently announced (2023) acquisition of Emclaire Financial $5,000 Cortland Bancorp (2021) Target franchises with similar culture, compelling reputation, and strong $4,000 Maple Leaf customer base (2020) Bowers Insurance (2016) $3,000 Focus on businesses that support cross Farmers National sell opportunities and diversify footprint Trust Bancshares Company (2015) into compelling banking markets Private Client (2009) Services $2,000 (2012) Farmers Monitor National Bancorp Insurance (2017) Manageable initial tangible book value (2008) dilution st $1,000 Tri-state 1 Banc National (2015) Associates (2013) $- Reasonable price with a currency mix of 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 cash and stock Assets Wealth Management Assets • Graph in millions 6 • As of June 30, 2020

Financial Performance NASDAQ: FMNB

Balance Sheet Strengths (1) 6/30/23 12/31/22 Improved Customer Deposits** $4.2 billion* $3.4 billion ✓ Cash Balances $116.1 million $75.6 million ✓ (1) Loan-to-Deposit Ratio 73.9% 67.5% ✓ AOCI ($193.5 million) ($210.5 million) ✓ Nonperforming Loans to Total Loans 0.57% 0.62% ✓ Allowance to Nonperforming Loans 194.7% 182.3% ✓ *This figure includes $875.8 million in deposits from Emclaire acquisition. **Excludes Brokered Time Deposits. 7

Core Results Overview Core Net Income • Record core net income in 2022 $65,000 • Core EPS remains strong through challenging environments $55,000 $45,000 $35,000 $25,000 $15,000 $5,000 2019 2020 2021 2022 YTD 6/30/23 Core EPS Core Return on Assets 1.83% $2.50 $2.13 1.55% 1.54% 1.51% $1.89 $2.00 1.26% $1.57 $1.50 $1.29 $0.85 $1.00 $0.50 $0.00 2019 2020 2021 2022 6/30/2023 2019 2020 2021 2022 YTD 6/30/23 8 Core items exclude the impact of acquisition related provision and other items. See Non-GAAP reconciliation in appendix.

Loan Portfolio Overview Overview Rate Type Segments • Total loans $3.2 billion Variable, 15% • Diverse loan mix • Farmers’ practice is to lend primarily within its market area • Only 3.6% of loan portfolio is participations purchased Fixed, 51% Adjustable, 34% Total Loans (in millions) Net Loans to Assets $3,500.00 73.4% 66.9% $3,000.00 61.5% 58.3% $2,500.00 55.6% $2,000.00 $1,500.00 $1,000.00 $500.00 $0.00 2019 2020 2021 2022 6/30/2023 2019 2020 2021 2022 6/30/2023 CRE C&I Agricultural Residential Mortgage Consumer 9

CRE Overview CRE Breakdown Construction, • Well diversified portfolio 9% Owner Multifamily, Occupied, 28% • Strong credit culture 9% • Independent loan review Non-owner Occupied, 54% CRE Categories Loans by Industry Type % of Total 8% Category Balance % of CRE Loans 12% Retail $342,872 27% 11% Office $157,725 12% 5% Commercial Real Estate 41% Medical $151,426 12% 5% Residential Real Estate Warehouse/Industrial $151,068 12% 5% Consumer 13% $107,613 8% Multifamily 3% Commercial & Industrial $96,268 7% Special Purpose 3% Agricultural $69,047 5% Hotel 2% Restaurant $55,462 4% 2% Multifamily - Construction $35,709 3% 1% 27% Remainder $116,638 9% 4% Total $ 1,283,828 10

Asset Quality Trends Overview Annualized Net Charge-Offs to Avg. Net Loans • Early-stage delinquencies were $12.3 million, or 0.39% of total 0.11% loans at June 30, 2023, compared to $9.6 million, or 0.40% of total 0.09% loans at December 31, 2022 0.07% 0.07% • Conservative underwriting practices • Sound reserve levels under CECL 0.04% 2019 2020 2021 2022 6/30/2023 NPLs/Total Loans & Leases ($ in thousands) ACL to Total Loans 1.26% $20,000 0.80% 1.12% 1.11% 1.07% 0.70% $15,000 0.60% 0.80% 0.50% $10,000 0.40% 0.30% $5,000 0.20% 0.10% $- 0.00% 2019 2020 2021 2022 6/30/2023 2019 2020 2021 2022 6/30/2023 NPLs NPLs / Total Loans 11

Securities Portfolio Overview CMOs, 5.8% Mortgage Corporates, 1.6% • All of the Investment securities portfolio is U.S. Government, Backed categorized as available for sale 10.3% Securities • All MBS and CMOs are U.S. government agency 41.1% issued • All municipal securities are investment grade, many with credit enhancements • The duration of the available for sale securities portfolio is 7.2 year at June 30, 2023 • Assuming no changes to interest rates, the AOCI is expected to have accretion of approximately $20.2 million, or 10% over the next four quarters • Over the next three years, the AOCI is expected to have accretion of approximately $57.8 million, or 29.9% assuming no changes to interest rates Municipals, 41.2% 12

Deposit Trends Overview Account Growth • We are proud to say our bank is built on core deposits June May April 2023 2023 2023 • Total deposits: $4.27 billion Total CDs 14,148 14,298 14,067 • Noninterest-bearing stood at 25.4% of total deposits • Uninsured deposits are approximately 15.0% of customer deposit base Total Savings 35,452 35,555 35,710 Total Demand 103,875 103,901 103,917 Total Accounts 153,475 153,754 153,694 Customer Deposit Composition (in millions) Customer Deposit Composition (in millions) $4,500 $4,000 $4,000 Time Deposits $3,165 $3,000 $3,500 $2,587 $3,000 Savings $2,000 $2,500 $2,000 Money Market $984 $1,084 $1,000 $1,500 Interest-Bearing Demand $1,000 $- $500 30-Jun-22 30-Jun-23 Noninterest-Bearing $0 2019 2020 2021 2022 6/30/2023 Noninterest-bearing Interest-bearing 13

Liquidity Farmers National Banc Corp. has the following sources of liquidity at the holding company as of June 30, 2023: • $53.5 million of cash and equivalents • $6.5 million in unsecured lines of credit with a zero balance Farmers National Bank has the following sources of liquidity as of June 30, 2023: • $105.3 million of cash and equivalents • $707.8 million of additional borrowing capacity at the FHLB • $35.0 million of unsecured lines of credit with a zero balance • $52.7 million of investment securities that could be sold at no loss or a gain • $290.0 million of available for sale securities that are not pledged • Brokered CDs • Securities roll-off of approximately $69.2 million in next 12 months Available liquidity is approximately 186% of uninsured deposits. 14

Net Interest Income and NIM Trends Overview Net Interest Income (in thousands) $140,000 • Focused on growing loans to manage net interest margin $120,000 • Managing cost of funds and deposit betas through rising rate $100,000 environment $80,000 $60,000 $40,000 $20,000 2019 2020 2021 2022 YTD 6/30/23 Net Interest Margin (annualized) Loans to Deposits 100.00% 3.82% 3.70% 3.45% 80.00% 3.18% 3.00% 60.00% 40.00% 20.00% 0.00% 2019 2020 2021 2022 YTD 6/30/23 2019 2020 2021 2022 6/30/2023 15

Noninterest Income Trends Overview Total Noninterest Income* (in thousands) $50,000 • Robust Trust, Wealth Management and Insurance businesses $40,000 • Diverse revenue sources • Working to increase noninterest income to total revenue $30,000 $20,000 $10,000 $- 2019 2020 2021 2022 YTD 6/30/23 Noninterest Income to Total Revenue* Components of Noninterest Income* (in thousands) $40,000 27.3% 26.1% 25.4% $35,000 22.4% 21.7% $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $- 2019 2020 2021 2022 YTD 6/30/23 2019 2020 2021 2022 YTD 6/30/23 Trust & Retirement Fees Mortgage Banking Debit Fees Other 16 *Noninterest income in 2022 excludes $8.4 million in income related to the proceeds of a one-time legal settlement. See Non-GAAP reconciliation in appendix.

Noninterest Expense Trends 1) (1) Overview Noninterest Expense to Average Assets • Overall focus on driving efficiencies 2.71% 2.43% • The Company recently added the position of Chief Operating Officer 2.05% 2.07% 1.98% who will spearhead process improvement efforts • Track record of prudent expense management 2019 2020 2021 2022 YTD 6/30/23 (2) (1) Noninterest Expense (in thousands) Efficiency Ratio $90,000 56.3% 54.3% $80,000 49.4% 49.0% 46.3% $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $- 2019 2020 2021 2022 YTD 6/30/23 2019 2020 2021 2022 YTD 6/30/23 (1) Both ratios adjusted for certain items. See Non-GAAP reconciliation in appendix. 17 (2) All periods adjusted for certain items. See Non-GAAP reconciliation in appendix.

Capital Overview Tangible Equity to Tangible Assets • All regulatory capital ratios above well-capitalized threshold 10.26% 9.22% • Announced 1,000,000 share repurchase program in Q1 2023 8.92% • Strong dividend payout 10.67% 9.94% 9.15% 10.08% 7.55% 4.79% 3.58% 2019 2020 2021 2022 6/30/2023 Tangible Equity to Tangible Assets Tangible Equity less OCI to Tangible Assets Total Risk Based Capital Tier 1 Leverage Ratio 10.69% 17.79% 17.60% 10.12% 9.84% 9.77% 14.72% 13.82% 13.94% 7.68% 2019 2020 2021 2022 6/30/2023 2019 2020 2021 2022 6/30/2023 18

Appendix – Non GAAP Reconciliations 2019 2020 2021 2022 YTD '23 Net income $ 35,760 $ 41,876 $ 51,844 $ 60,597 $ 2 2,041 Acquisition related costs - after tax 187 2,585 5,731 3,290 3 ,803 Acquisition related provision - after tax - - 3,846 - 6,077 Law suit settlement income - after tax 399 - - (6,616) - Law suit settlement contingent legal expense - after tax - - - 1,639 - Charitable donation - after tax - - - 4,740 - FHLB prepayment penalties - after tax - 666 1,682 - - Net loss (gain) on asset/security sales - after tax (20) 404 (598) 344 (77) Gain on sale of credit card portfolio - after tax - - (189) - - Core net income $ 36,326 $ 45,531 $ 62,316 $ 63,994 $ 3 1,844 Reported EPS $ 1.28 $ 1.47 $ 1.77 $ 1.79 $ 0 .59 Core diluted EPS $ 1.29 $ 1.60 $ 2.13 $ 1.89 $ 0.85 Reported return on average assets (annualized) 1.50% 1.46% 1.52% 1.46% 0.87% Core return on average assets (annualized) 1.51% 1.59% 1.83% 1.54% 1.26% Net interest income, reported $ 82,378 $ 96,191 $ 107,990 $ 124,166 $ 7 1,188 Net interest income, tax equated $ 84,523 $ 98,582 $ 110,835 $ 127,530 $ 72,648 Noninterest income 28,042 36,161 38,193 44,202 19,874 Legal settlement income - - - (8,375) - Net loss (gain) on asset/security sales (25) 511 (757) 435 (97) Gain on sale of credit card portfolio - - (239) - - Adjusted noninterest income 28,017 36,672 37,197 36,262 1 9,777 Net interest income and noninterest income adjusted 112,540 135,254 148,032 163,792 9 2,425 Noninterest expense less intangible amortization 63,589 70,001 77,817 92,438 54,976 Charitable donation - - - 6,000 - Contingent legal settlement expense - - - 2,075 - Acquisition related costs 187 3,223 7,109 4,070 4,755 FHLB prepayment penalties - - 2,129 - - Adjusted noninterest expense 63,402 66,778 68,579 80,293 5 0,221 Reported efficiency ratio (tax equivalent basis) 56.38% 52.55% 51.13% 53.68% 59.50% Efficiency ratio excluding certain items 56.34% 49.37% 46.33% 49.02% 54.34% 19

Appendix – Non GAAP Reconciliations 2019 2020 2021 2022 YTD '23 Total assets $ 2,449,158 $ 3,071,148 $ 4,142,749 $ 4,082,200 $ 5 ,073,454 Less goodw ill and other intangibles 42,645 49,617 102,606 101,666 1 92,051 Tangible Assets $ 2,406,513 $ 3,021,531 $ 4,040,143 $ 3,980,534 $ 4,881,403 Stockholders' Equity $ 299,309 $ 350,097 $ 472,432 $ 292,295 $ 3 66,991 Less goodw ill and other intangibles 42,645 49,617 102,606 101,666 1 92,051 Tangible common equity 256,664 300,480 369,826 190,629 1 74,940 Accumulated othe comprehensive income (AOCI) 9,826 22,032 9,295 (210,490) (193,528) Tangible common equity less AOCI $ 246,838 $ 278,448 $ 360,531 $ 401,119 $ 3 68,468 Equity to assets 12.22% 11.40% 11.40% 7.16% 7.23% Tangible equity to tangible assets 10.67% 9.94% 9.15% 4.79% 3.58% Tangible equity less AOCI to tangible assets 10.26% 9.22% 8.92% 10.08% 7.55% 20